UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2005

                       FIRST NIAGARA FINANCIAL GROUP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-23975                  42-1556195
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(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

      On January 14, 2005, the merger of Hudson River Bancorp, Inc. ("Hudson River") with and into First Niagara Financial Group, Inc. ( "First Niagara")(the "Merger"), pursuant to the Agreement and Plan of Merger by and between First Niagara Financial Group, Inc. and Hudson River Bancorp, Inc., dated as of April 1, 2004 (the "Agreement"), was completed. In accordance with the Agreement, the aggregate consideration paid in the Merger consisted of $126.8 million in cash and 35.7 million shares of First Niagara common stock.

      This current report on Form 8-K/A is being filed to amend the initial report on Form 8-K filed with the Securities and Exchange Commission by First Niagara on January 21, 2005 for purposes of including the pro forma financial information required by Item 9.01 (b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)   Financial statements of business acquired.

      (i) The Audited Consolidated Balance Sheets at March 31, 2004 and 2003 and the Audited Consolidated Income Statements, Statements of Changes in Shareholders' Equity and Statements of Cash Flows for the years ended March 31, 2004, 2003 and 2002 of Hudson River are incorporated herein by reference by Exhibit 99.1.

      (ii) The Unaudited Consolidated Balance Sheets at September 30, 2004 and 2003, and the Unaudited Consolidated Income Statements, Statements of Changes in Shareholders' Equity and Statements of Cash Flows for the three and six months ended September 30, 2004 and 2003 of Hudson River are incorporated herein by reference by Exhibit 99.2.

(b)   Pro forma financial information.

      (i) The Unaudited Pro Forma Condensed Consolidated Financial Statements at and for the year ended December 31, 2004 are attached hereto as
            Exhibit 99.3.

(c)   Exhibits.

      Exhibit No. Description

      23.1        Consent of Independent Registered Public Accounting Firm

      99.1 Audited Consolidated Financial Statements of Hudson River (incorporated by reference to Hudson River's Annual Report on Form 10-K/A, as amended, filed with the Securities and Exchange Commission on June 22, 2004 (Commission File No. 000-24187))

      99.2 Unaudited Consolidated Financial Statements of Hudson River (incorporated by reference to Hudson River's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2004 (Commission File No. 000-24187))

      99.3 Unaudited Pro Forma Condensed Consolidated Financial Statements at and for the year ended December 31, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: March 30, 2005                        By: /s/ John R. Koelmel
                                                --------------------------------
                                                John R. Koelmel
                                                Chief Financial Officer
                                                (Duly authorized representative)